PPMFunds

Prospectus

April 28, 2023

	Institutional Shares
PPM High Yield Core Fund	PKHIX

The Securities and Exchange Commission ("SEC") has not approved or disapproved any of the Funds' shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PPMFunds

Summary Prospectus – April 28, 2023

PPM High Yield Core Fund

Institutional Shares PKHIX

Before you invest, you may want to review PPM High Yield Core Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”), online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776) , or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 28, 2023, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective

The Fund seeks to maximize current income and seeks capital appreciation.

Expenses

The table below shows the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and/or other forms of compensation to a financial intermediary, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Administrative Fee	0.10%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and Expense Reimbursement[1]	0.45%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.70%

1 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.70% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2024 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

2 Total Annual Fund Operating Expenses in the table above have been adjusted to reflect anticipated Fund operating expenses and therefore may not match the ratios of expenses to average net assets as shown in the Financial Highlights in the Fund’s prospectus.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$72	$321	$589	$1,357

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in high yield, high-risk debt securities (“junk bonds”). High yield or junk bonds are bonds that are rated below investment grade (i.e., rated below BBB- or Baa3) by at least one major credit rating agency or, if not rated by any credit rating agency, deemed to be below investment-grade quality by PPM. Below investment grade securities could include split-rated securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit). The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may also invest in bank loans.

The Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt rated below BBB- or Baa3 by at least one major credit rating agency or, if not rated by any credit rating agency, deemed to be below investment-grade quality by PPM, this will be considered as an investment in a high yield security for purposes of the 80% investment minimum requirement.

Additionally, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts and open-end and closed-end funds, including affiliated investment companies. For purposes of satisfying the 80% requirement, the Fund may invest in high yield ETFs comprised of the securities described above. The Fund generally uses high yield ETFs as a tool to obtain exposure to the securities in which it primarily invests.

In seeking to maximize income, PPM seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. In pursuing capital appreciation, PPM looks for those companies that it believes have the highest potential for improving credit fundamentals. In light of the risks associated with high yield securities, PPM takes various factors into consideration in evaluating the creditworthiness of an issuer.

Principal Risks

An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a NRSRO. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, adverse investor sentiment, regional and global health epidemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) or the prime rates of US banks or another relevant reference index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance. In addition, legislative, regulatory, and/or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Call risk – Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with US investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than US securities markets, and the costs of trading in those markets is often higher than in US securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of US securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the US with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk – Second lien or junior loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

LIBOR replacement risk – The Funds’ payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, including LIBOR . In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and will cease publication of the remaining US dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., SOFR for US dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR), and the Alternative Reference Rates Committee formally recommended CME Group’s term SOFR for certain products. In December 2022, the Federal Reserve Board adopted a final rule that implements the Adjustable Interest Rate (LIBOR) Act identifying SOFR-based rates as replacement rates to LIBOR in certain financial contracts that do not have clear or practicable provisions for replacing LIBOR after June 30, 2023. While various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Funds. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments prior to the transition to a new benchmark. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Funds. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Investment in money market funds risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Portfolio turnover risk – A Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. Please note that the Fund’s past performance (before and after taxes) is not necessarily a prediction of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-844-446-4PPM (1-844-446-4776) or by visiting the Fund’s website at https://www.ppmamerica.com/ppmfunds.

Best Quarter (ended 6/30/2020): 8.35%; Worst Quarter (ended 3/31/2020): -13.11%

Average Annual Total Returns as of 12/31/2022
	1 year	Life of Fund (July 16, 2018)
PPM High Yield Core Fund (before taxes)	-11.34%	1.75%
PPM High Yield Core Fund (after taxes on distributions)	-13.44%	-0.49%
PPM High Yield Core Fund (after taxes on distributions and sale of Fund shares)	-6.69%	0.43%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	-11.21%	2.22%

Portfolio Management

Investment Adviser:

PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Adam Spielman is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Adam Spielman	Senior Managing Director, Head of Leveraged Credit	Since June 2018
Karl Petrovich	Managing Director	Since inception
John Broz	Managing Director	Since May 2019

Purchase and Redemption of Fund Shares

Minimum Investment

Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.